Exhibit 99.2

2
Except for the historical information contained herein, this presentation may contain forward-looking statements. Such statements are inherently subject to risks and uncertainties. Forward-looking statements involve various important assumptions, risks, uncertainties and other factors which could cause our actual results to differ materially from those expressed in such forward-looking statements. Forward-looking statements in this discussion can be identified by words such as "anticipate," "believe," "could," "estimate,"
"expect," "plan," "intend," "may," "should," "we look forward" or the negative of these terms or similar expressions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievement. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors including, but not limited to, competitive factors and pricing pressures, changes in legal and regulatory requirements, cancellation or deferral of customer orders, technological change or difficulties, difficulties in the timely development of new products, difficulties in manufacturing, outcome of pending litigation, commercialization and trade difficulties and current economic conditions, including the potential for significant changes in US defense spending under the current Administration which could affect future funding of programs, and allocations within the budget to various programs, as well as the factors set forth in our public filings with the
Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

John A. Thonet
Chairman of the Board

Richard F. Poirier
Chief Executive Officer
and President

 ž Markets include U. S. Military, Defense Contractors and
 Allied Countries
 ž 1,000 employees at seven manufacturing facilities
 ž Established in 1965. 2010 marks our 45th anniversary
 ž Corporate Office in Lancaster, Pennsylvania
 ž NASDAQ : HRLY
 ž Revenues: FY 2010: $188 million

 ž Leading supplier of electronic components and systems
 specializing in microwave and millimeter wave technology
 ž Provide Design, Engineering and Manufacturing expertise to meet high performance requirements
 ž Offer standard products to highly complex integrated systems
 ž Goal is to be the market leader and “go-to” source for
 microwave technology products and solutions

 ž  FY 2010 sales to U. S. Government were approximately 15%,
 ž  FY 2010 sales to Northrop Grumman were 20% and Lockheed Martin were 13%
 ž  No other customer accounted for 10% or more of consolidated net sales for FY 2010

Jan. 1999
General Microwave
Sept 2000
Mar. 2004
 ž In 1992, Herley’s senior management made the strategic decision to take advantage of the fragmented nature of the microwave industry and began an acquisition plan to transform Herley into a focused and full service defense microwave technology company
 ž Key to Herley’s growth strategy was acquiring complementary microwave technologies and component level businesses and fusing the respective technologies into one company, making the divisions both suppliers and customers of each other
 ž Consolidated acquisitions into six current production facilities

EWST
Herley
GMI EYAL
Micro Systems
Herley CTI
Herley
Lancaster
Herley
New England
Herley GMIC
Approximately 1,000 employees at seven manufacturing facilities, four in the United States one in the UK, and two in Israel

($Millions; FY Ending July 31)

EA-18G
Trident
F-16
LAMPS
F-18
AMRAAM
EA-6B
SSST
SPEWS II
F-15
IFF
CALCM
AFSAT

 ž Receiver/Exciter Subsystem
 ž Receiver Protectors
 ž Frequency Generator Subsystem
 ž Landing Systems
 ž Synthesizers
 ž Low Noise Amplifiers
 ž Phase Shifters
 ž FET Amplifiers
 ž Step Attenuators
 ž Oscillators
 ž Up/Down Converters
 ž Altimeters
 ž Simulators
 ž Integrated Microwave Assemblies
 F-15
 F-16
 F-18
Gripen
Firefinder
Eurofighter

 ž Integrated Microwave Assemblies
 ž Integrated Threat Radar, ECM,
 Target Generation
 ž Simulator Systems
 ž CHAMELEON II ECM/Target
 Generator
 ž RSS8000 Series Radar Threat
 Simulators
 ž MERTS Mobile EW and Radar Test
 System
 ž Radar Environment Simulators
 (RES)
 ž Digital RF Memories (DRFM)
 ž Power Amplifiers
 ž Receiver Protectors
 ž Receivers
 ž Synthesizers
 ž Hybrid Circuits
 E-2C
 E-2D
 EA-6B
 EA-18G
 Rivet Joint
Test Ranges/Systems

 ž Communication Jamming Systems
 ž Ultra Wideband High Power Amplifier
 ž 20 to 500 MHz in a single band
 ž AM, FM, FSK, PSK, CW signals
 ž Up to 600 W RF Output Power
 ž Next Generation Network Radio
 ž Power Amplifier Module
 ž 225 to 400 MHz
 ž 32-W CW Output Power
 ž Extended Range Communications
 ž UHF External Power Amplifier
 ž 225 to 400 MHz
 ž 100-W Output Power
 ž Real-time Broadband Internet Service
 ž Airborne SATCOM Power Amplifier
 ž 128 kb/s Data Rate
 ž 1600 to 1660 MHz

Missile Seekers
Communication
 Systems
Medical & Scientific
IED Countermeasures
Jamming Systems

 ž Radar and IFF Transponders
 ž Flight Termination Receivers
 ž Flight Termination Transmitters
 ž PCM Encoder Systems
 ž Telemetry Receivers
 ž Mobile/Integrated Range
 Instrumentation
 ž Radar Altimeters
 ž Scoring Systems
 ž GPS/INS Trackers
 ž GPS Translators
 ž Antennas
 ž Test Sets
 ž Encryption Modules
 ž Integrated Telemetry Receive Station
 ž Data Links
 ž Instrumentation Support Packages
Trident II D-5
AMRAAM
SM3/SM6
JAGM
 CALCM
 JASSM
 SDB
 MALD

ž  Command and Control Ground Stations
 ž System of choice for US Army, US Navy,
 and several international customers
 ž Capable of flying four targets
 simultaneously
 ž GPS Waypoint navigation and Mission
 planning
 ž Over-the Horizon capability to 400 NM
 ž Software configurable to fly a variety of
 targets
ž Airborne Avionics
 ž Command and control transponders
 adaptable to Iridium based technology
 ž Built-in GPS receiver
 ž Auto-pilots
 ž Scoring systems
 ž Identification Friend or Foe (IFF)
 transponders
 ž Power management and conditioning
 ž Electro-explosive devices
 ž Radar tracking beacons
BQM-34
BQM-74
MQM-107
BQM-167
QF-4
QF-16

Nuclear Magnetic Resonance (NMR)
Magnetic Resonance Imaging (MRI)
ž High Power Amplifiers
 ž Rack-mounted amplifiers
 ž Include detection/protection circuitry
 ž  Built-in power supplies
 ž  Front panel metering and interface
 controls

 ž Well-diversified among mission-critical platforms
 ž High barriers to entry limit competition
 ž Cost and Length of development cycle
 ž Risk associated with environmental and system
 qualification
 ž 45 years of dedicated service to the microwave
 industry
 ž Proven performance leads to increased content
EA-18G
Trident
F-16
LAMPS
F-18
AMRAAM
EA-6B
MSST
SPEWS II
F-15
CALCM

The NASDAQ Global Select Market: HRLY
approximately 13.8 million shares outstanding at Fiscal Year End

	FY2007 (7/30/07)	FY2008 (8/3/08)	FY2009 (8/2/09)	FY2010 (8/1/2010)
Revenues	$137,850	$136,088	$160,089	$188,123
International Revenues	27%	32%	33%	34%
Operating Income (loss)(1)	$9,666	$(5,659)	$(3,326)	$21,609
LT Debt (1)	$5,951	$7,092	$12,246	$10,881
Shareholders Equity	$209,641	$193,435	$152,056	$158,984
Debt to Total Capital (1)	2.8%	3.7%	8.1%	6.8%
Common Share Data
Diluted EPS - Continuing Operations	$0.17	$(.78)	$(3.00)	$0.50
Diluted Average Shares Outstanding	14,395	13,652	13,560	14,051
(1) Excludes employment and litigation settlements and impairment of Goodwill

➢Where We Were
▪ Protecting core business through
 quality products and strong
 customer relationships
▪ Gaining more content on existing
 platforms by leveraging success
 into integrated sub-system and
 system work - “moving up the
 food chain”
▪ Evaluating acquisition
 opportunities to target strategic
 markets, programs, customers
 and technologies
▪ Aggressively pursuing new
 business opportunities and new
 programs
▪ Capitalizing on growth of
 international militaries (e.g.,
 India, South Korea, Turkey)
▪ Long history of providing microwave
 systems and components to
 defense and commercial sectors
▪ Settled all outstanding litigation,
 including July 2010 settlement of
 securities class action suits
▪ New leadership team in 2009 and
 2010
▪ Record financial performance in
 2010, growing revenue to $188M
 and adjusted EBITDA to $28.2M
▪ Significant funded backlog of $187
 million as of July 2010
▪ Large number of single-source
 positions on long-term and well-
 funded defense programs

ž Protect Our Core Business
 ž Quality products and services
 ž On-time delivery
 ž Strong customer relationships
ž  Gain More Content On Existing Platforms
 ž Leverage success into higher level sub-system and system work - “move up the food chain”
ž  Evaluate Acquisition Opportunities
 ž Create synergies with existing companies
 ž Target strategic markets, programs, technology, customers

Program / Platform	Description
P-8 Multi-Mission Maritime Aircraft (MMA)	■ Next-generation maritime surveillance aircraft to replace P-3 Orion
Firefinder Radar System Upgrade (EQ-36)	■ Mobile radar system designed to detect and track incoming artillery and rocket fire
Fire Scout UAV (MQ-8)	■ Unmanned autonomous helicopter for ISR and precision targeting support
QF-16 Full Scale Aerial Target	■ Reusable full-scale aerial target drone modified from an F-16
Barak and Spyder Missiles	■ Surface-to-air anti-aircraft missile systems in use by foreign militaries
Navy Sub-Scale Aerial Target (SSAT BQM-167X)	■ Next-generation Naval unmanned aerial target system

Program / Platform	Description
Broad Area Maritime Surveillance (BAMS)	■ UAS system for persistent maritime ISR data collection and dissemination capability
F-35 Joint Strike Fighter (JSF)	■ Next-generation multirole fighter aircraft
Surface Electronic Warfare Improvement Program (SEWIP)	■ Spiral-block program to provide improved Fleet electronic warfare capability
Joint Air-to-Ground Missile (JAGM)	■ Next-generation air-to-surface missile to replace current BGM-71 TOW, AGM-114 Hellfire and AGM-65 Maverick missiles
Next Generation Jammer (NGJ)	■ EW jammer pod intended for the EA-18G Growler and F-35 Joint Strike Fighter
Air and Missile Defense Radar (AMDR)	■ Scalable solid-state radar suite intended for future Naval surface combatants

ž Approximately 34% of FY2010 Revenue was International
 ž 1988 foreign sales were less than 1%
ž Growth in the international marketplace is a company goal
ž Facilities in Israel and the UK have expanded Herley’s
international reach
ž A strong backlog at EWST and Israel
ž An extensive network of knowledgeable sales representatives around the globe
ž Business development is being expanded in Taiwan, Japan,
Korea and India

 ž  Focused defense-technology company
 ž  Diversified portfolio of customers and programs
 ž  Strong customer relationships
 ž  Solid new business pipeline both domestic and international
 ž  Continued organic growth
 ž  Disciplined acquisition strategy

 Market leader in microwave technology
 ❖
 State-of-the-art microwave design and production expertise
 ❖
 Highly experienced employees and management
 ❖
 Entrenched on mission-critical platforms with an established and diversified customer base
Herley Industries, Inc.
3061 Industry Drive, Suite 200
Lancaster, PA 17603
Telephone: 717 397-2777
Fax: 717 735-8123
http://www.herley.com